Exhibit 99.1

Contacts:

AIG
Investors: Sabra Purtill; +1-212-770-7074; sabra.purtill@aig.com
Media: Daniel O’Donnell; +1-212-770-3141; daniel.odonnell@aig.com

The Carlyle Group
Investors: Daniel Harris; +1-212-813-4527; daniel.harris@carlyle.com
Media: Brittany Berliner; +1-212-813-4839; brittany.berliner@carlyle.com

T&D

Investors / Media: Daizo Hara; +81-3-3272-6103; daizou.hara@td-holdings.co.jp

The Carlyle Group and T&D Holdings Complete Acquisition of Majority Interest

in Fortitude Group Holdings from AIG

Fortitude Group Holdings launches as an independent provider of run-off management solutions, backed by a long-term shareholder base and strong capital position

NEW YORK, June 2, 2020 and TOKYO, June 3, 2020 -- The Carlyle Group (NASDAQ: CG) and T&D Holdings (TYO: 8795) announced today that they have completed their acquisition of a 76.6% interest in Fortitude Group Holdings, whose group companies include Fortitude Re, from American International Group, Inc. (NYSE: AIG). The transaction, which was first announced in November 2019, closed following receipt of required regulatory approvals and customary closing conditions. At closing, AIG received approximately $2.2 billion in sale proceeds, including the purchase price of $1.8 billion along with additional consideration paid in accordance with the terms of the purchase agreement.

Fortitude Re is the reinsurer of approximately $30 billion of reserves from AIG’s Legacy Life and Retirement Run-Off Lines and approximately $4 billion of reserves from AIG’s Legacy General Insurance Run-Off Lines related to business written by multiple wholly-owned AIG subsidiaries.

Brian Duperreault, AIG’s Chief Executive Officer, said, “Closing this transaction marks the completion of a significant milestone in AIG’s strategy to efficiently manage our legacy liabilities while strengthening our balance sheet and upholding our commitments to regulators and policyholders. Fortitude Re will continue to be an important partner for AIG, and I would like to thank colleagues across AIG and everyone who has worked diligently towards today’s announcement.”

Kewsong Lee, Carlyle’s Co-Chief Executive Officer, said, “Our partnership with Fortitude Re represents an important strategic investment that is focused on growing the platform to bring innovative solutions to the insurance industry. Fortitude Re has performed remarkably well in the current environment thanks to its robust risk management, and we believe it is well-positioned to deliver sustainable growth and profitability. We thank AIG and T&D for their continued partnership and look forward to working together to drive value for all of Fortitude Re’s stakeholders.”

Hirohisa Uehara, T&D’s Representative Director and President, said, “Despite increasing uncertainty due to the COVID-19 outbreak around the globe, the successful completion of this transaction is significantly meaningful for T&D and a strategically important step towards continued growth of Fortitude Re and our future business collaboration. T&D will focus on supporting Fortitude Re by contributing our expertise in life insurance business in Japan to create synergies with our domestic life insurance business as well as to diversify our business portfolio. We look forward to working together with Fortitude Re, AIG and Carlyle in the closed block business.”

Ownership interest in Fortitude Re post-closing remains as outlined in the transaction announcement: Carlyle and a newly created Carlyle-managed fund hold 71.5 percent, which includes the 19.9 percent stake acquired by Carlyle in November 2018, T&D holds 25 percent and AIG holds 3.5 percent.

Additional information about Fortitude Re is available on its website at https://www.fortitude-re.com/.

Additional information from AIG regarding the closing of the transaction will be available in the Investors section of AIG’s website, https://www.aig.com.

Additional information about T&D’s minority investment will be available in disclosures T&D will file today with the Tokyo Stock Exchange, which will also be posted on the “News Releases” page of its website: https://www.td-holdings.co.jp/en/news/.

About AIG

American International Group, Inc. (AIG) is a leading global insurance organization. AIG member companies provide a wide range of property casualty insurance, life insurance, retirement solutions, and other financial services to customers in more than 80 countries and jurisdictions. These diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange. Additional information about AIG can be found at www.aig.com. References to additional information about AIG have been provided as a convenience, and the information contained on such website is not incorporated by reference into this press release.

About The Carlyle Group

The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across four business segments: Corporate Private Equity, Real Assets, Global Credit and Investment Solutions. With $217 billion of assets under management as of March 31, 2020, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies and the communities in which we live and invest. The Carlyle Group employs more than 1,775 people in 32 offices across six continents. Further information is available at www.carlyle.com. Follow The Carlyle Group on Twitter @OneCarlyle.

About T&D Holdings

T&D Holdings, Inc. (T&D) is a publicly listed insurance holdings company of T&D Insurance Group, which is comprised of three core life insurers, Taiyo Life Insurance Company, Daido Life Insurance Company, and T&D Financial Life Insurance Company. Its headquarters is located in Tokyo, Japan. As of March 31, 2020, total assets of T&D were JPY 16,520 billion. Daido Life has had a long-term business partnership with AIG in Japan since 1971. In June 2019, T&D established a wholly owned investment subsidiary, T&D United Capital Co., Ltd. which is the entity that has acquired a 25 percent ownership interest in Fortitude Group Holdings directly, with an aim of accelerating the strategic initiatives of T&D.

AIG Forward-Looking Statements

Certain statements in this press release may include projections, goals, assumptions and statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and AIG may make related oral forward-looking statements on or following the date hereof. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “focused on achieving,” “view,” “target,” “goal,” or “estimate.” It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements.

AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

The Carlyle Group Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expectations regarding the impact of COVID-19, and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions.  Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

This release does not constitute an offer for any Carlyle fund.

T&D Holdings Forward-Looking Statements

Statements in this press release that relate to future results and events are forward-looking statements based on T&D’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual events may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent T&D’s views as of the date on which such statements were made. Subsequent events and developments could cause T&D’s views to change. Although T&D may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing T&D’s views as of any date subsequent to the date hereof.